EATON VANCE LOW DURATION FUND

Supplement to Summary Prospectus dated March 1, 2012 and
Prospectus dated March 1, 2012

1.  The following is added as the first bullet point under “Principal Investment Strategies” in the Fund’s Summary Prospectus and under “Fund Summaries – Eaton Vance Low Duration Fund” in the Fund’s Prospectus:

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CMBS Portfolio will, under normal market conditions, invest at least 80% of net assets in commercial mortgage-backed securities (“CMBS”).  The Portfolio intends to invest primarily in investment grade CMBS rated BBB or better by Standard & Poor’s Rating Group or Fitch Ratings or Baa or better by Moody’s investors Service, Inc. or deemed to be of comparable quality by the investment adviser.  The Portfolio generally expects to maintain a dollar-weighted average duration of less than or equal to three years.  The Portfolio is a non-diversified, open-end management investment company.

2.  The following is added after “Risk of U.S. Government-Sponsored Agencies.” under “Principal Risks” in the Fund’s Summary Prospectus and under “Fund Summaries – Eaton Vance Low Duration Fund” in the Fund’s Prospectus:

CMBS Risk.  CMBS are subject to credit, interest rate, prepayment and extension risk.  CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgage.  CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues.  CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.

3.  The following is added as following the first paragraph under “Further Information about the Portfolios”:

CMBS Portfolio.  The investment objective of the Portfolio is total return.  The Portfolio seeks its investment objective by investing in securities, derivatives and other instruments to establish investment exposures to commercial mortgage-backed securities.  The Portfolio generally expects to maintain a dollar-weighted average duration of less than or equal to three years.  Under normal market conditions, the Portfolio will invest at least 80% of net assets in commercial mortgage–backed securities (“CMBS”) (the “80% Policy”).

The Portfolio intends to invest primarily in investment grade CMBS.  Investment grade securities are rated BBB or better by Standard & Poor’s Rating Group (“S&P) or Fitch Ratings or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) or deemed to be of comparable quality by the investment adviser.  The Portfolio may invest in fixed-income securities of any duration or credit rating.  The Portfolio may also invest in asset-backed securities (“ABS”), agency or non-agency mortgage-backed securities (“MBS”), including residential mortgage-backed securities (“RMBS”), and securities issued by the US Government or its agencies and instrumentalities.

The Portfolio may, at times, engage in derivative transactions to enhance total return, to seek to hedge against fluctuations in securities prices or interest rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of securities or currencies.  The Portfolio expects to use derivatives principally when seeking to hedge against fluctuations in interest rates or to change the effective duration of the portfolio using interest rate derivatives, or to gain or lessen exposure to CMBS indices and single-name CMBS using total return swaps and credit default swaps.  There is no stated limit on the Portfolio’s use of derivatives.  The Portfolio may engage in repurchase agreements, reverse repurchase agreements, forward commitments and securities lending.  The Portfolio is non-diversified, open-end management investment company.

Under its investment advisory agreement with the Portfolio, Boston Management and Research (“BMR”) receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
Up to $1 billion	0.550%
$1 billion but less than $2.5 billion	0.530%
$2.5 billion but less than $5 billion	0.510%
$5 billion and over	0.500%

Matthew T. Buckley and Thomas H. Luster have co-managed the Portfolio since its inception. Mr. Buckley has been employed by Eaton Vance for more than five years and is a Vice President of Eaton Vance and BMR and a Structured Finance Analyst for the Investment Grade Fixed Income team at Eaton Vance.  Mr. Luster co-manages other Eaton Vance funds and portfolios and has been a Vice President of Eaton Vance and BMR for more than five years

November 1, 2012

       6381-11/12    DGHLPS1